Exhibit 99.1

Use the Internet to transmit your voting instructions up until 11:59 p.m., ET, on September 6, 2018. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m., ET, on September 6, 2018. Have your proxy card in hand when you call and then follow the instructions. VOTE BY INTERNET WWW.FCRVOTE.COM/NYRT VOTE BY TELEPHONE 1-866-813-1445 VOTE BY MAIL CONTROL NUMBER Ï If submitting a proxy by mail, please sign and date the card below and fold and detach card at perforation before mailing. Ð PROXY CARD YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY. We encourage you to take advantage of Internet or telephone voting. Both are available 24 hours a day, 7 days a week. Internet and telephone voting are available through 11:59 p.m., ET, on September 6, 2018. OR OR Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided to: First Coast Results, Inc., P.O. Box 3672, Ponte Vedra Beach, FL 32004-9911. If you vote your proxy by Internet or by telephone, you do NOT need to mail back your proxy card. Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. q __________________________________________________________________ Signature __________________________________________________________________ Signature (Capacity) __________________________________________________________________ Date Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer. FOR AGAINST ABSTAIN q q q q q NEW YORK REIT, INC. The Board of Directors recommends you vote FOR Proposals 1 and 2. PROXY 1. To approve the conversion of the New York REIT, Inc. from a Maryland corporation to a Delaware limited liability company to be known as New York REIT Liquidating LLC (the "LLC"), in accordance with Maryland law and Delaware law pursuant to articles of conversion, a certificate of conversion and a certificate of formation, and to approve the operating agreement of the LLC (collectively, the "conversion"). 2. A proposal to adjourn the special meeting to a later date or dates, if necessary, to solicit additional proxies in favor of the proposal to approve the conversion. PLEASE SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

„¢ If submitting a proxy by mail, please sign and date the card on reverse and fold and detach card at perforation before mailing. „£n PROXY NEW YORK REIT, INC. SPECIAL MEETING OF STOCKHOLDERS SEPTEMBER 7, 2018 THIS PROXY IS SOLICITED BY OF THE BOARD OF DIRECTORS The undersigned stockholder of New York REIT, Inc., a Maryland corporation (the "Company"), hereby appoints Randolph C. Read and John A Garilli, and each of them, as proxies for the undersigned with full power of substitution in each of them, to attend the Special Meeting of Stockholders of the Company to be held at the offices of Proskauer Rose LLP, located at 11 Times Square, New York, New York 10036 on September 7, 2018, commencing at 11:00 a.m., local time, and any and all adjournments and postponements thereof, to cast, on behalf of the undersigned, all votes that the undersigned is entitled to cast, and otherwise to represent the undersigned, at such Annual Meeting and all adjournments and postponements thereof, with all power possessed by the undersigned as if personally present and to vote in his or her discretion on such matters as may properly come before the Special Meeting. The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Stockholders and of the accompanying proxy statement, which are hereby incorporated by reference, and revokes any proxy heretofore given with respect to such meeting. When this proxy is properly executed, the votes entitled to be cast by the undersigned stockholder will be cast in the manner directed on the reverse side. If no direction is made, the votes entitled to be cast by the undersigned stockholder will be cast "FOR" the Proposals, as described in the accompanying proxy statement. By executing this proxy, the undersigned hereby revokes all prior proxies that the undersigned has given with respect to the Special Meeting and any adjournment or postponement thereof. CONTINUED, AND TO BE SIGNED AND DATED ON THE REVERSE SIDE. YOUR VOTE IS IMPORTANT. PLEASE VOTE BY INTERNET OR TELEPHONE TO REGISTER YOUR VOTE PROMPTLY. INSTRUCTIONS ON REVERSE SIDE. YOUR TELEPHONE OR INTERNET VOTE MUST BE RECEIVED NO LATER THAN 11:59 P.M. EASTERN TIME, SEPTEMBER 6, 2018, TO BE INCLUDED IN THE VOTING RESULTS. IF YOU HAVE NOT VOTED BY INTERNET OR TELEPHONE, PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE POSTAGE-PAID ENVELOPE PROVIDED. The Notice of the Special Meeting and the Proxy Statement are available at www.fcrvote.com/NYRT Continued and to be signed on the reverse side.